UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Earliest Event Reported: May 18, 2010

X-RITE, INCORPORATED

(Exact name of registrant as
specified in its charter)

Michigan	000-14800	38-1737300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)
4300 44th Street S.E. Grand Rapids, Michigan	49512
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number,
including area code:
(616) 803-2200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 18, 2010, X-Rite, Incorporated held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted for the election of Gideon Argov, David A. Eckert and L. Peter Frieder for election as directors to three-year terms expiring in 2013 and Bradley J. Coppens for election as a director to a two-year term expiring in 2012.  Below is a tabulation of votes with respect to each nominee for director at the meeting. There were no broker non-votes in the election of directors.

	Number of Common Shares
Summary of Votes	For	Withheld
Election of Board of Directors:
Gideon Argov	62,734,746	2,890,398
David A. Eckert	65,484,715	140,429
L. Peter Frieder	65,414,764	210,380
Bradley J. Coppens	64,357,526	1,267,618

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated: May 20, 2010	X-RITE, INCORPORATED

	By:	/s/ Rajesh K. Shah
Rajesh K. Shah
Chief Financial Officer